                           Oppenheimer ENTERPRISE FUND
                      Supplement dated July 23, 2004 to the
                        Prospectus dated October 23, 2003
                 superseding the Supplement dated June 21, 2004

The Prospectus is amended as follows:

1.   The  Prospectus Supplement dated June 21, 2004 is deleted and replaced by this supplement.

2.   The note following the "Annual Fund Operating Expenses" table on page 7 is deleted in its entirety and replaced with the following:

          Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.  The "Other  Expenses" in the table are based on,  among other things,  the fees the Fund would have paid if the  transfer  agent had not waived a portion of its fee under a voluntary  undertaking  to the
          Fund to limit  these  fees to 0.35% of  average  daily net  assets per fiscal  year for all  classes.  That  undertaking  may be  amended  or withdrawn at any time.  After the waiver,  the actual "Other Expenses"
          were  0.35% for Class A shares,  0.35% for Class B shares, 0.36% for
          Class C shares, 0.40% for Class N shares and 0.33% for Class Y shares.

3.   The paragraph  captioned  "Portfolio  Manager" on page 12 is deleted in its entirety and replaced with the following:

          Effective June 21, 2004, the Fund's portfolio manager is Alan Gilston.
          He is the person primarily  responsible for the day-to-day  management of the Fund's  portfolio.  Mr.  Gilston is a Vice-President of the
          Manager and has been  employed by the Manager  since  September  1997.
          Prior to joining the  Manager in September 1997,  he was a portfolio manager for Schroder Capital Management International from August 1987 to September 1997 and a technology  analyst at Schroder from September
          1984  to  August  1987.  From  July  1981  to  August 1984, he was a
          technology analyst at the Dreyfus Corporation.

4.   The  paragraph  captioned  "Advisory  Fees"  on page 12 is  deleted  in its entirety and replaced with the following:

          Under the investment advisory agreement,  the Fund pays the Manager an advisory  fee at an annual  rate that  declines as the Fund's  assets grow:  0.75% of the first $200  million of average annual net assets,
          0.72% of the next $200 million,  0.69% of the next $200 million, 0.66%
          of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for its last  fiscal  year ended  August 31, 2003 was 0.75% of average annual net assets for each class of shares.

         July 23, 2004                                        PS885.032

                           OPPENHEIMER ENTERPRISE FUND
                      Supplement dated July 23, 2004 to the
           Statement of Additional Information dated October 23, 2003

This supplement amends the Statement of Additional Information ("SAI") of the
Fund and is in addition to any  existing supplements to the Fund's SAI:

1.   The SAI supplement dated June 21, 2004 is replaced with this supplement.

2.   The following is added as a new caption under "Investment  Restrictions" on page 21:

     |X|  Does the Fund Have Additional Restrictions That Are Not "Fundamental"
          Policies?

     The Fund has an additional operating policy that is not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

o    The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph
     (F) or (G) of section 12(d)(1) of the Investment Company Act.

3.   The biographical information for Mr. Turner on page 27 is deleted in its entirety and replaced with the following:

     Alan Gilston, Vice President and Portfolio Manager since June 2004, Age:
     46; Vice President of the Manager (since  September  1997); an officer of 1 portfolio in the  OppenheimerFunds  complex;  formerly a portfolio manager
     (August 1987 - September 1997) and a technology  analyst  (September 1984 -
     August 1987) at Schroder  Capital Management International; a technology analyst at the Dreyfus Corporation (July 1981 - August 1984).

July 23, 2004                                                     PX0885.013